Exhibit 99.1 Well-positioned in a COVID-19 environment March 2020

Well-positioned in a COVID-19 environment

Operations are well positioned to manage economic slowdown

- Employee and public safety is 1st priority
  - ~7,000 employees (total ~12,000) working from home, including call center employees
  - Expect to maintain normal operations
- No immediate disruptions in our supply chain
  - 85% of goods and materials are sourced in USA
  - Monitoring our major primary and secondary vendors for disruption
- Diversity of footprint and multi-state territory allows for flexibility with our CapEx program

Distribution and Transmission revenues benefit from geographic and economic diversity across our five-state service territory

- 2/3rds of base distribution revenues come from the Residential class
  - 65% residential, 28% commercial, 7% industrial
- Decoupled rate structure in Ohio (2M+ customers), approximately 20% of total FE retail load
- Commercial and Industrial rates are primarily customer and demand charges
  - Commercial 80%, Industrial 90%
- Discontinued power shutoffs as of March 13, 2020
  - Incremental uncollectible expenses recovered through riders in OH and NJ
- Distribution and Transmission investments provide stable and predictable earnings

Customer Class	EPS Sensitivity +/- 1% change in sales
Residential	$0.02
Commercial	$0.006
Industrial	$0.005

2 March 2020 FIRSTENERGY

Well-positioned in a COVID-19 environment *...continued*

Pension funding requirements are manageable

- Qualified pension plan funded at 79% as of YE 2019
- Required remeasurement of Pension/OPEB upon the emergence of FES, now known as Energy Harbor, on February 26, 2020, resulted in a non-cash, after-tax MTM GAAP loss of $318M and slightly lower funding requirements in 2022-2023
  - Based on discount rate of 2.96% and ROA of ~2.5%
- Plan assets performing relatively well in 2020, driven by a conservative asset allocation
- Next remeasurement on December 31, 2020; Funding requirements assume a 7.5% ROA

Conservative Asset Allocation (12/31/19)	
29% Equity	9% Hedge Fund
36% Fixed Income	7% Real Estate
13% Cash	6% Other

Discount Rate Sensitivity
Liability: impacted by ~$400M for every 25bp change
Funding: uses 25-yr avg rate, thus not very sensitive to changes in interest rates

Sufficient liquidity of ~$3.5B over the next 12 months

- Sources include $3.5B in revolving credit facilities and cash on hand; no commercial paper
- Earlier in 2020, successfully completed $1.75B FE Corp debt refinancing at a blended rate of 2.9% and a $250M debt financing at MAIT
- Debt maturities of ~$1B in 2020
  - Regulated Distribution: PN $250M, TE $50M
  - FE Corp: $750M term loan

3 March 2020 FIRSTENERGY

Well-positioned in a COVID-19 environment …continued Regulatory Calendar is minimal through the 2023 planning period ■ Filed NJ distribution rate case in February 2020 ■ FERC accepted application to move JCP&L’s transmission assets onto forward-looking formula rates, effective January 1, 2020, subject to refund and set matter for settlement and hearing ■ West Virginia IRP filing to be made by December 30, 2020 ■ Potomac Edison – Maryland rate case in 2023; no other planned rate cases through 2023 planning period Due to the non-cash Q1 2020 Pension/OPEB Mark-to-Market, we are updating…. ■ 1st Quarter 2020 GAAP earnings guidance to $0.01-0.11 per share ■ 2020 GAAP earnings guidance to $1.81-2.01 per share And we are affirming… ■ 1st Quarter 2020 Operating (non-GAAP) earnings guidance of $0.60-0.70 per share (1) ■ 2020 Operating (non-GAAP) earnings guidance of $2.40-2.60 per share (1) ■ Operating (non-GAAP) EPS CAGR(2) projection of 6-8% from 2018 through 2021, and 5-7% extending through 2023, including up to $600M of equity annually in 2022 and 2023, to fund growth initiatives (1) Refer to slide 8 for reconciliations between GAAP and Operating (non-GAAP) earnings (2) Refer to slide 11 for information on Non-GAAP Financial Matters 4 March 2020

Appendix 5 March 2020

2018 GAAP to Operating (Non-GAAP) Earnings[1] Reconciliation

(In $M, except per share amounts)	2018 Actual			
	Regulated Distribution	Regulated Transmission	Corporate/ Other	FirstEnergy Consolidated
2018A Net Income (Loss) attributable to Common Stockholders (GAAP)	**$1,242**	**$397**	**($658)**	**$981**
2018A Basic Earnings (Loss) Per Share (avg. shares outstanding 492M)	**$2.53**	**$0.81**	**($1.35)**	**$1.99**
Excluding Special Items:				
Impact of full dilution	(0.22)	(0.07)	0.81	0.52
Mark-to-market adjustments – Pension/OPEB actuarial assumptions	0.15	–	0.04	0.19
Regulatory charges	(0.20)	–	–	(0.20)
Debt redemption costs	0.01	–	0.21	0.22
Tax reform	0.04	–	–	0.04
Exit of competitive generation	0.10	–	(0.27)	(0.17)
Total Special Items	**($0.12)**	**($0.07)**	**$0.79**	**$0.60**
2018A Operating Earnings (Loss) Per Share – Non-GAAP (538M fully diluted shares)	**$2.41**	**$0.74**	**($0.56)**	**$2.59**

[1] Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5B equity issuance in January 2018 (538M fully diluted shares). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%.

6 March 2020 FIRSTENERGY

2019 GAAP to Operating (Non-GAAP) Earnings[1] Reconciliation

(In $M, except per share amounts)	2019 Actual Regulated Distribution	Regulated Transmission	Corporate/ Other	FirstEnergy Consolidated
2019A Net Income (Loss) attributable to Common Stockholders (GAAP)	**$1,076**	**$447**	**($615)**	**$908**
2019A Earnings (Loss) Per Share (avg. shares outstanding 535M)	**$2.01**	**$0.84**	**($1.15)**	**$1.70**
Excluding Special Items:				
Impact of full dilution	($0.02)	($0.01)	$0.02	($0.01)
Mark-to-market adjustments – Pension/OPEB actuarial assumptions	$0.40	–	$0.49	$0.89
Regulatory charges	($0.16)	–	–	($0.16)
Exit of competitive generation	$0.03	–	$0.13	$0.16
Total Special Items	**$0.25**	**($0.01)**	**$0.64**	**$0.88**
2019A Operating Earnings (Loss) Per Share – Non-GAAP (539M fully diluted shares)	**$2.26**	**$0.83**	**($0.51)**	**$2.58**

[1] Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5B equity issuance in January 2018 (539M fully diluted shares). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%.

7 March 2020 FIRSTENERGY

2020F GAAP to Operating (Non-GAAP) Earnings[1] Reconciliation

(In $M, except per share amounts)	2020 Forecast				1Q 2020 Forecast
	Regulated Distribution	Regulated Transmission	Corporate/ Other	FirstEnergy Consolidated	FirstEnergy Consolidated
2020F Net Income (Loss) attributable to Common Stockholders (GAAP)	$950 – $1,025	$460 – $485	($430) – ($420)	$980 – $1,090	$5 – $60
2020F Earnings (Loss) Per Share (avg. shares outstanding 542M)	$1.75 – $1.89	$0.85 – $0.89	($0.79) – ($0.77)	$1.81 – $2.01	$0.01 – $0.11
Excluding Special Items:					
Mark-to-market adjustments – Pension/OPEB actuarial assumptions [2]	$0.38	-	$0.21	$0.59	$0.59
Total Special Items	$0.38	-	$0.21	$0.59	$0.59
2020F Operating Earnings (Loss) Per Share – Non-GAAP (542M fully diluted shares)	$2.13 – $2.27	$0.85 – $0.89	($0.58) – ($0.56)	$2.40 – $2.60	$0.60 – $0.70

[1] Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

[2] Upon the emergence of FES from bankruptcy, FirstEnergy performed a remeasurement of the pension and OPEB plans as of February 26, 2020.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period (542M). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%.

8 March 2020 FIRSTENERGY

2018, 2019, and 2020F Special Items(1) ■ Regulatory charges – Primarily reflects the impact of regulatory agreements or orders requiring certain commitments and/or disallowing the recoverability of costs, net of related credits. ■ Mark-to-market adjustments: Pension/OPEB actuarial assumptions – Primarily reflects the change in fair value of plan assets and net actuarial gains and losses associated with the company's pension and other postemployment benefit plans. ■ Exit of competitive generation – Primarily reflects charges or credits resulting from the exit of competitive operations and impairments of certain non-core assets, including the impact of deconsolidating FES, its subsidiaries and FENOC, following their voluntary petitions for bankruptcy protection on March 31, 2018. ■ Debt redemption costs – Primarily reflects costs associated with the redemption and early retirement of debt and amendments to revolving credit facilities. ■ Tax reform – Primarily reflects charges and credits resulting from the Tax Cuts and Jobs Act. ■ Impact of full dilution – Represents the dilutive impact of increasing weighted average shares outstanding to reflect the full impact of share dilution from the $2.5 billion equity issuance in January 2018, including preferred dividends and conversion of preferred stock to common shares. (1) Special items represent charges incurred or benefits realized, including share dilution, that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. 9 March 2020

Forward-Looking Statements Forward-Looking Statements: These slides include forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the outbreak of the novel coronavirus (known as COVID-19) and the impact on our business, which will depend on future developments that are not known, and cannot be predicted at this time; the ability to successfully execute an exit from commodity-based generation, including, without limitation, mitigating exposure for remedial activities associated with formerly owned generation assets; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, our strategy to operate and grow as a fully regulated business, to execute our transmission and distribution investment plans, to continue to reduce costs, and to improve our credit metrics, strengthen our balance sheet and grow earnings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; economic and weather conditions affecting future operating results, such as significant weather events and other natural disasters, and associated regulatory events or actions; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; the risks associated with the decommissioning of our retired and former nuclear facilities; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; the risks and other factors discussed from time to time in our Securities and Exchange Commission, or SEC, filings and other similar factors. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward- looking statements. FirstEnergy expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise. 10 March 2020

Non-GAAP Financial Matters These slides contain references to non-GAAP financial measures including, among others, Operating earnings (loss), Operating earnings (loss) per share, and Operating earnings (loss) per share by segment. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP). Operating earnings (loss), Operating earnings (loss) per share and Operating earnings (loss) per share by segment are not calculated in accordance with GAAP to the extent they exclude the impact of “special items.” Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items also reflect the adjustment to include the full impact of share dilution from the $2.5 billion equity issuance in January 2018. Special items are not necessarily non-recurring. FirstEnergy Corp. (FE or the Company) management cannot estimate on a forward-looking basis the impact of these items in the context of Operating earnings (loss) per share growth projections because these items, which could be significant, are difficult to predict and may be highly variable. Consequently, the Company is unable to reconcile Operating earnings (loss) per share growth projections (i.e. CAGR) to a GAAP measure without unreasonable effort. Operating earnings (loss) per share and Operating earnings (loss) per share for each segment is calculated by dividing Operating earnings (loss), which excludes special items as discussed above, for the periods presented in 2018 by 538 million shares, 539 million shares in 2019, and 542 million shares in 2020, which reflects the full impact of share dilution from the equity issuance in January 2018. Management uses non-GAAP financial measures such as Operating earnings (loss), Operating earnings (loss) per share, to evaluate the company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Operating earnings (loss) per share by segment to further evaluate the company’s performance by segment and references this non-GAAP financial measure in its decision-making. Management believes that the non-GAAP financial measures of Operating earnings (loss), Operating earnings (loss) per share and Operating earnings (loss) per share by segment and Free Cash Flow provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management uses Adjusted Equity, Adjusted Debt and Adjusted Capitalization to calculated and monitor its compliance with the debt to total capitalization financial covenant under the FE credit facility and term loans. These financial measures, as calculated in accordance with the FE Credit Facility and term loans, help shareholders understand FE’s compliance with and provide a basis for understanding FE’s incremental debt capacity under the debt to total capitalization financial covenants. The financial covenants under the FE Credit Facility and terms loans require FE to maintain a consolidated debt to total capitalization of no more than 65%, measured at the end of each fiscal quarter. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the company against its peer group by presenting period-over-period operating results without the effect of certain charges or benefits that may not be consistent or comparable across periods or across the company’s peer group. All of these non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Pursuant to the requirements of Regulation G, FirstEnergy has provided, where possible without unreasonable effort, quantitative reconciliations within the slides of the non- GAAP financial measures to the most directly comparable GAAP financial measures. The Company’s management team cannot estimate on a forward-looking basis the impact of special items in the context of Operating earnings (loss) per share growth projections because special items, which could be significant, are difficult to predict and may be highly variable. Consequently, the Company is unable to reconcile Operating earnings (loss) per share growth projections to a GAAP measure without unreasonable effort. 11 March 2020